                                                                 Exhibit 32.2

                    Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the  accompanying  Quarterly  Report on Form 10-Q for the quarter ended
March  31,  2006  of  the  Company  (the  "Report")   fully  complies  with  the
requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Date:    May 10, 2006

                                    /S/            JOHN H. KARNES
                                      --------------------------------------------------
                                                   John H. Karnes
                                                   Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).